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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 4, 1997



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                      333-26051                 13-3836437
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



      245 Park Avenue
     New York, New York                                          10167
    (Address of Principal                                      (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (212) 272-4095


                                    No Change
          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

     BEAR STEARNS ASSET BACKED SECURITIES, INC. (the "Registrant") registered issuances of up to $700,000,000 principal amount of Asset Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-26051) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Life Financial Home Loan Owner Trust 1997-2 (the "Trust") issued $123,750,000 in aggregate principal amount of its Asset Backed Notes, Series 1997-2 (the "Notes"), on September 4, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 1997, between the Trust and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"). The Notes consist of four classes of senior notes, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes (collectively, the "Class A Notes"), and three classes of subordinate notes, the Class M-1 Notes, the Class M-2 Notes and the Class B Notes (collectively with the Class A Notes, the "Notes"). In addition to the Notes, the Trust also issued Residual Interests representing the entire residual interests in the assets of the Trust.

     The assets of the Trust consist primarily of a pool of home loans which are secured by second liens on residential properties (the "Loans"). As of the Closing Date, the Loans possessed the characteristics described in the Prospectus dated June 24, 1997 and the Prospectus Supplement dated August 25, 1997, filed pursuant to Rule 424(b)(2) of the Act on August 29, 1997.

     Interest distributions on the Notes are based on the Note Principal Balance thereof and the then applicable Note Interest Rate thereof. The Note Interest Rates and Original Principal Balances of the Notes are set forth below:


                            Original Principal Balance      Note Interest Rate
Class A-1 Notes                 $ 29,390,000                     6.71%
Class A-2 Notes                   32,110,000                     6.74
Class A-3 Notes                   11,710,000                     6.96
Class A-4 Notes                   16,510,000                     7.45
Class M-1 Notes                   13,610,000                     7.58
Class M-2 Notes                   11,140,000                     7.73
Class B Notes                      9,280,000                     7.98
TOTAL                           $123,750,000


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated August 25, 1997, between Bear Stearns Asset Backed Securities, Inc. and Bear, Stearns & Co. Inc.

     1.2 Indemnification and Contribution Agreement, dated August 25, 1997, between Bear Stearns Asset Backed Securities, Inc. and Bear, Stearns & Co. Inc.

     4.1 Indenture, dated as of September 1, 1997, between Life Financial Home Loan Owner Trust 1997-2 and Norwest Bank Minnesota, National Association.

     99.1 Form T-1 of Norwest Bank Minnesota, National Association.


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                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                        as Registrant and on behalf of LIFE
                                        FINANCIAL HOME LOAN OWNER TRUST 1997-2


                                      By:   /s/ JONATHAN LIEBERMAN
                                           -------------------------------------
                                           Name:  Jonathan Lieberman
                                           Title: Vice President


Dated: September 16, 1997


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                                  EXHIBIT INDEX


  Exhibit No.     Description
  -----------     -----------

     1.1 Underwriting Agreement, dated August 25, 1997, between Bear Stearns Asset Backed Securities, Inc. and Bear Stearns & Co. Inc.

     1.2 Indemnification and Contribution Agreement, dated August 25, 1997, between Bear Stearns Asset Backed Securities, Inc. and Bear Stearns & Co. Inc.

     4.1 Indenture, dated as of September 1, 1997, between Life Financial Home Loan Owner Trust 1997-2 and Norwest Bank Minnesota, National Association.

    99.1          Form T-1 of Norwest Bank Minnesota, National Association.